SUNAMERICA EQUITY FUNDS

Supplement to the Prospectus dated January 29, 2001

In the section entitled "Shareholder Account Information -
 Sales Charge Reductions and Waivers" on page 12 of the prospectus, the following should be added:

For the period of August 1 through August 15, as part of an NAV Transfer Promotion, we will waive the front-end sales charge and CDSC on purchases of Class II shares to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor paid sales charges of a class with a similar load structure. No commission will be paid on these sales, but dealers will receive a 1% service fee, commencing immediately and paid monthly.
This NAV Transfer Promotion will not apply to purchases of Class II shares which are already eligible for a front-end sales charge waiver. In addition, it is essential that an NAV Transfer Promotion Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset
Value Transfer Promotion. This program may be revised or terminated without notice by the Distributor.







Dated: July 24, 2001